UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2011

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CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

(Exact name of registrant as specified in Charter)
Nevada	001-34378	87-0638750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

445 Park Avenue, New York, New York 10022
(Address of Principal Executive Offices)

(212) 307 3568
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Edward Rule, Chairman of the Board of Directors of the Company, advised the Board on October 25, 2011 that he does not intend to run for re-election as a member of the Board of Directors at the 2011 Annual Meeting of the Company, and will retire as Chairman of the Board and a Director effective upon conclusion of the 2011 Annual Meeting. Mr. Rule has served as a member of our Board of Directors since 2008.  Mr. Rule’s decision to retire is not a result of any disagreement with us relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China North East Petroleum Holdings Limited
Date:	October 27, 2011	(Registrant)

		By:	/s/ Jingfu Li
Jingfu Li
Acting Chief Executive Officer